UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  September 23, 2016
Diebold, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed on April 19, 2016, Diebold, Incorporated (the “Company”), issued $400 million aggregate principal amount of 8.5% Senior Notes due 2024 (the “Notes”) pursuant to the terms of an indenture (the “Indenture”) among the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”). The Notes were sold in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”).

In connection with the issuance of the Notes, the Company entered into a registration rights agreement dated April 19, 2016 (the “Registration Rights Agreement”) among the Company, the Guarantors and the initial purchasers of the Notes. Under the Registration Rights Agreement, Diebold and the Guarantors agreed, for the benefit of the holders of the Notes, that they would (1) file a registration statement (the “Exchange Offer Registration Statement”) on an appropriate registration form with respect to a registered offer to exchange the Notes for notes registered under the Securities Act (the “Exchange Notes”), which shall also be guaranteed by the Guarantors, with terms substantially identical in all material respects to the Notes (except that the Exchange Notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate) and (2) use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act.

Each of the material domestic direct and indirect wholly-owned subsidiaries of the Company (the “Guarantor Subsidiaries”) has fully and unconditionally guaranteed, on a joint and several basis, to pay principal, premium and interest with respect to the Notes. Each of the Guarantor Subsidiaries is “100% owned” as defined by Rule 3-10(h)(1) of Regulation S-X.

In connection with the filing of the Exchange Offer Registration Statement, the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 (the “Original Annual Report”) are being updated to provide the following condensed consolidating financial statements:

•	condensed consolidating balance sheets as of December 31, 2015 and 2014;

•	condensed consolidating statements of operations and comprehensive income (loss) for the years ended December 31, 2015, 2014 and 2013; and

•	condensed consolidating statements of cash flows for the years ended December 31, 2015, 2014 and 2013.

In addition, during the first quarter of 2016, the Company adopted the Accounting Standards Update No. 2015-03, “Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”), and Accounting Standards Update No. 2015-15, “Interest-Imputation of Interest: Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements Amendments to SEC Paragraphs Pursuant to Staff Announcement at June 18, 2015 EITF Meeting” (“ASU 2015-15”). The Company applied these changes retrospectively to all periods presented in the Form 10-K. ASU 2015-03 simplifies the presentation of debt issuance costs by requiring debt issuance costs to be presented as a deduction from the corresponding debt liability rather than an asset.

Attached as Exhibit 99.1 to this Current Report are restated versions of Items 6 and 15 and the consolidated financial statements within Item 8 of the Original Annual Report, which reflects changes associated with the presentation of the condensed consolidating financial statements and adoption of ASU 2015-03 and ASU 2015-15, discussed above.

The following within the consolidated financial statements in Item 8: Financial Statements and Supplementary Data of the Original Annual Report have been added to or retrospectively adjusted from the previous presentation:

•	Consolidated Balance Sheets

•	Note 1: Summary Of Significant Accounting Policies

•	Note 12: Debt

•	Note 19: Fair Value Of Assets and Liabilities

•	Note 23: Supplemental Guarantor Information

The adoption of these new accounting pronouncements had no material effect on the Company’s historical consolidated financial condition for any of the respective periods.

Except as specifically noted herein and in the attached exhibits, this Current Report does not reflect events or developments that occurred after February 29, 2016, the date on which the Company filed the Original Annual Report with the SEC, and does not modify or update the disclosures in any way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update or amend the information contained in the Original Annual Report for any information, uncertainties, transactions, risks, events or trends occurring or known to management. More current information is contained in the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2016 and June 30, 2016 and other filings with the SEC. The information in this Current Report should be read in conjunction with the Original Annual Report. Revisions to the Original Annual Report included in this Current Report as noted above supersede the corresponding portions of the Original Annual Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates to our Original Annual Report on Form 10-K for the year ended December 31, 2015
Part II. Item 6. Selected Financial Data
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated
September 23, 2016	By:	/s/ Christopher A. Chapman
		Name:	Christopher A. Chapman
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates to our Original Annual Report on Form 10-K for the year ended December 31, 2015
Part II. Item 6. Selected Financial Data
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document